Fourth Quarter Earnings JANUARY 29, 2015

AGENDA IDEX’s Outlook Q4 & 2014 Financial Performance Q4 & 2014 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Products 2015 Guidance Detail Q&A 1

REPLAY INFORMATION Dial toll–free: 877.660.6853 International: 201.612.7415 Conference ID: #13598705 Log on to: www.idexcorp.com 2

Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC. 3

Revenue Adjusted EPS* Adjusted Operating Margin* Free Cash Flow 2014 delivered 5 percent organic sales growth and 120 bps of margin expansion IDEX 2014 Financial Performance 4 $0 $500 $1,000 $1,500 $2,00 $2,500 Q4 Year $521 $2,024 $524 $2,148 2013 2014 $0.00 $1.00 $ .00 $3.00 $4.00 Q4 Year $0.82 $3.09 $0.89 $3.57 2013 2014 15.0% 20.0% 25.0% Q4 Year 20.0% 19.5% 20.6% 20.7% 2013 2014 $0 $100 $200 $300 40 Q4 Year $95 $379 $88 $326 2013 2014 Organic: 5% growth Organic: 2% growth 60 bps growth 120 bps growth 16% growth 9% growth 7% decrease 14% decrease * 2014 EPS / Operating Margin data adjusted for restructuring expenses ($13.7M for Q4 and full year)

Orders Revenue Q4 Revenue Mix: Organic 2% Acquisition 2% Fx -2% Total 2% Q4 Summary:  North American industrial and chemical markets are forecasted to remain solid in 2015  Energy’s core business will feel pressure on project activity, based on the decline of fuel prices  Water Services growth continues to outpace low-growth municipal spending, driven by share gain from successful new products  Agriculture market, particularly OEMs, remains soft, but we are positioned to grow in both the aftermarket and industrial markets Adjusted Operating Margin* Fluid & Metering 5 2014 orders and revenue grew 2% organically, while operating margin increased 60 bps $0 $200 $400 $600 $800 $1,000 Q4 Year $209 $869 $214 $892 2013 2014 20.0% 22.0% 24.0% 26.0% 28.0% Q4 Year 24.9% 24.2% 24.9% 24.8% 2013 2014 Organic: 2% growth Organic: 3% growth $0 $200 $400 $600 $800 $1,000 Q4 Year $222 $872 $227 $900 2013 2014 Organic: 2% growth Organic: 2% growth Flat 60 bps expansion * 2014 Operating Margin data adjusted for restructuring expenses ($6.4M for Q4 and full year)

Health & Science Orders Revenue Adjusted Operating Margin* 6 2014 revenue grew 4% organically, while operating margin increased 190 bps $0 $200 $400 $600 $800 $1,000 Q4 Year $190 $723 $191 $755 2013 2014 $0 $200 $400 $600 $800 $1,000 Q4 Year $182 $715 $189 $752 2013 2014 10.0% 15.0% 20.0% 25.0% Q4 Year 18.2% 19.1% 22.9% 21.0% 2013 2014 Q4 Revenue Mix: Organic 5% Acquisition 0% Fx -1% Total 4% Q4 Summary:  Profit growth in Q4 and 2014 driven by volume and productivity improvements in the IOP, MPT and Industrial platforms  Scientific Fluidics saw improvement in market conditions, with a strong backlog going into 2015  Industrial business order and sales growth driven by continued growth in North American distribution markets and new product opportunities  IOP’s 2014 profitability improvement is sustainable in 2015 Organic: 3% growth Organic: 2% growth Organic: 4% growth Organic: 5% growth 470 bps expansion 190 bps expansion * 2014 Operating Margin data adjusted for restructuring expenses ($4.9M for Q4 and full year)

$0 $100 $200 $300 $400 $500 Q4 Year $125 $488 $113 $469 2013 2014 Orders Revenue Organic: 4% decline Adjusted Operating Margin* Q4 Revenue Mix: Organic -5% Acquisition 0% Fx -3% Total -8% Q4 Summary:  Lower seasonal volume in the Dispensing equipment business contributed to the decline in Q4 orders and revenue  Dispensing faces pressure from non-recurring large projects, but core North American and Asian markets remain solid  Band-It challenged by lower oil prices, but orders and sales continue to grow  Rescue continues facing challenges from delays in municipal spending in Asia, and exposure to currency fluctuations Fire & Safety Diversified 7 2014 revenue grew 13% organically, while operating margin increased 310 bps $0 $100 $200 $300 $400 $500 Q4 Year $118 $445 $109 $503 2013 2014 15.0% 20.0% 25.0% 30.0% Q4 Year 24.3% 23.1%22.5% 26.2% 2013 2014 Organic: 7% decline Organic: 5% decline Organic: 13% growth 180 bps contraction 310 bps expansion * 2014 Operating Margin data adjusted for restructuring expenses ($1.0M for Q4 and full year)

8 Outlook: 2015 Guidance Detail 2015 Growth Expectations 1% -- 2% organic revenue growth Future acquisitions not contemplated in the growth below Sales (in M's) EPS FY 2014 -- GAAP 2,148$ 3.45$ Restructuring Expenses - 0.12 FY 2014 -- Adjusted 2,148$ 3.57$ Organic Growth ~ 20 – 40 ~ 0.05 – 0.10 FX (85) (0.15) Higher Tax Rate (0.05) Low r Share Count 0.11 R structuring Savings 0.14 Net Productivity 0.08 Growth Investments (0.10) – (0.05) FY 2015 Forecast $2,083 – $2,103 $3.65 – $3.75

Q1 2015 EPS estimate range: $0.81 – $0.83 Operating margin: ~ 20% Tax rate: ~ 29.5% Fx impact: ~5% topline headwind, or 5 cents of EPS based on current Fx rates FY 2015 EPS estimate range: $3.65 – $3.75 Organic revenue growth: ~ 1% – 2% Operating margin: ~ 21% Fx impact: ~4% topline headwind, or 15 cents of EPS based on current Fx rates Other modeling items • Tax rate: ~ 29.5% • Cap Ex: ~ $45M • Free Cash Flow will be ~120% of net income • Continued share repurchases: ~ net 2% reduction • EPS estimate excludes future acquisitions and associated costs and charges 9 Outlook: 2015 Guidance Summary

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